Exhibit 99.1

Deloitte & Touche LLP
Harborside Plaza 10, Suite 301
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com
Sotheby’s Financial Services, Inc. 1334 York Avenue New York, New York 10021

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of loan receivables and the related assets in connection with the proposed offering of Sotheby’s ArtFi Master Trust 2024-1. Sotheby’s Financial Services, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc., BNP Paribas Securities Corp. and Morgan Stanley & Co. LLC (together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 20, 2024, representatives of the Company provided us with a computer-generated loan receivable data file and related record layout containing data, as represented to us by the Company, as of the close of business February 12, 2024, with respect to 89 loan receivables and the related 2,484 assets (the “Initial Statistical Data File”).

Additionally, on March 5, 2024, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the “next payment date” for each of the 89 loan receivables set forth on the Initial Statistical Data File. At the Company’s instruction, we appended the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as appended, is hereinafter referred to as the Statistical Data File.

At the Company’s instruction, we (i) selected five loan receivables with the largest outstanding principal balance, as set forth on the Statistical Data File (the “Top 5 Sample Loans”) and (ii) randomly selected an additional 10 loan receivables (the “Random Sample Loans”) from the remaining loan receivables set forth on the Statistical Data File. The Top 5 Sample Loans and the Random Sample Loans are collectively referred to as the “Sample Loans.”

Further, at the Company’s instruction we (i) selected the asset with the largest valuation amount for each of the Sample Loans, as set forth on the Statistical Data File (the “Top 15 Sample Assets”) and (ii) randomly selected an additional 35 assets (the “Random Sample Assets”) from the remaining assets set forth on the Statistical Data File. The Top 15 Sample Assets and the Random Sample Assets are collectively referred to as the “Sample Assets.”

Member of
Deloitte Touche Tohmatsu Limited

File Review Procedures of the Sample Loans:

For each of the Sample Loans, we performed comparisons of the sample loan characteristics (the “Loan Characteristics”) set forth on the Statistical Data File and indicated below.

Loan Characteristics

1.  Loan ID (for informational purposes only)

2.  Loan denomination

3.  Interest payment frequency

4.  Fixed/floating

5.  Margin (floating rate loans only)

6.  Coupon (fixed rate loans only)

7.  Maturity date

8.  Extension option available

9.  Loan type

10.  Benchmark index

11.  Outstanding principal balance

12.  Days overdue

13.  Lot count

14.  Next payment date (month and year only)

15.  QSP (yes/no)

16.  Remaining term (months)

17.  Aggregate collateral value

18.  Loan-to-value ratio

We compared Loan Characteristics 2. through 8. to the corresponding information set forth on or derived from the loan contract or any amendments thereto (collectively, the “Contract”).

We compared Loan Characteristics 9. through 14. to the corresponding information set forth on queries provided to us by the Company as of February 12, 2024 from the Company’s loan management system (collectively the “Loan Management Query”).

We compared Loan Characteristic 15. to the corresponding information set forth on the “Borrowing Base Report.”

With respect to Loan Characteristic 16., we recomputed the remaining term as the greater of (i) the number of months between (a) February 12, 2024 and (b) the maturity date (as set forth on or derived from the Contract) or (ii) zero. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Loan Characteristic 17., we recomputed the aggregate collateral value as the sum of the “estimated value” (as set forth on the Loan Management Query) for all assets related to the respective Sample Loan. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Loan Characteristic 18., we recomputed the loan-to-value ratio by dividing (a) the outstanding principal balance (as set forth on the Loan Management Query) by (b) the aggregate collateral value (as determined above). We rounded such recalculated value to the nearest 2 decimal places. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Loan Characteristic 7. differences of 10 days or less are deemed to be “in agreement;” and

•	with respect to our comparison of Loan Characteristic 12., differences of 1 day are deemed to be “in agreement.”

The loan receivables documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Loan Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”

File Review Procedures of the Sample Assets:

For each of the Sample Assets, we performed comparisons of the sample asset characteristics (the “Asset Characteristics”) set forth on the Statistical Data File and indicated below.

Asset Characteristics

1. Item ID (for informational purposes only) 2. Collateral type 3. Collecting category 4. Geographical location	5. Location type 6. Collateral value 7. Artist*

*	For Sample Assets with a collateral type of “fine art” (as set forth on the Loan Management Query) only.

We compared Characteristics 2. through 7. to the corresponding information set forth on the Loan Management Query.

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Asset Characteristic 5., a location type of “storage,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a location type of “At Sotheby’s,” as set forth on the Loan Management Query.

The asset documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Asset Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents or Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents or Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loan or Sample Assets, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Loan Characteristics and Asset Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents and Asset Documents, respectively, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the loan receivables or assets or underlying documentation underlying any of the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the loan receivables or assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 28, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 28, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in extension option available.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 28, 2024

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Sample Loan Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Contract
1	LAI-00000053	Extension option available	No	Yes

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.